                                                                    EXHIBIT 10.1


                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This Second Amendment dated as of July 31, 2002 (this "Second Amendment") to that certain Amended and Restated Credit Agreement, dated as of January 31, 2002, as amended by First Amendment to Amended and Restated Credit Agreement dated as of April 30, 2002 (the "Credit Agreement"), is among Newpark Resources, Inc., a Delaware corporation, the Lenders, Bank One, NA, a national banking association with its main office in Chicago, Illinois, individually as a Lender, as Administrative Agent, and as LC Issuer, and the undersigned Guarantors.

         WHEREAS, the parties wish to make certain modifications to the Credit Agreement;

         NOW, THEREFORE, the parties hereto do hereby amend the Credit Agreement on the terms and conditions hereof and do hereby agree as follows:

         1. Unless otherwise defined herein, all defined terms used in this Second Amendment shall have the same meaning ascribed to such terms in the Credit Agreement.

         2. Sections 6.24.1, 6.24.2, and 6.24.3 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                  6.24.1. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated EBITDA for the fiscal quarter then ended, minus (ii) $1,500,000.00 for maintenance capital expenditures for the fiscal quarter then ended, minus (iii) the average of stock repurchases and/or retirements permitted under Section 6.10 (exclusive of redemptions under Section 6.10 (iii) if the Tranche A Loans referenced therein are repaid in full from proceeds of the issuance of Borrower's common stock within ten (10) days after such redemption) over the immediately preceding four fiscal quarters to (x) Consolidated Interest Expense for the fiscal quarter then ended, plus (y) scheduled principal payments on Consolidated Indebtedness for the fiscal quarter then ended, plus (z) cash dividends on Existing Preferred Stock paid during the fiscal quarter then ended, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than the following:

         Quarters ending:                                              Ratio:
         December 31, 2001                                             3.00 to 1.00
         March 31, 2002                                                2.25 to 1.00
         June 30, 2002                                                 2.50 to 1.00
         September 30, 2002                                            2.25 to 1.00
         All quarters ending thereafter                                3.00 to 1.00

                  6.24.2. Leverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness to (ii)

         Consolidated EBITDA at the end of each of its fiscal quarters, annualized, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than the following:

         Quarters ending:                                              Ratio:
         December 31, 2001                                             3.00 to 1.00
         March 31, 2002                                                4.00 to 1.00
         June 30, 2002                                                 5.50 to 1.00
         September 30, 2002                                            4.00 to 1.00
         December 31, 2002                                             3.00 to 1.00
         All quarters ending thereafter                                2.75 to 1.00

                  6.24.3. Senior Indebtedness Leverage Ratio. The Borrower will not permit the ratio, determined as of the end of the Second Quarter only, of (i) Consolidated Funded Indebtedness less Subordinated Indebtedness to (ii) Consolidated EBITDA at the end of each of its fiscal quarters, annualized, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than the following:

         December 31, 2001                                             1.50 to 1.00
         March 31, 2002                                                1.50 to 1.00
         June 30, 2002                                                 2.25 to 1.00
         All quarters ending thereafter                                1.50 to 1.00

         3. The Pricing Schedule attached to the Credit Agreement is amended and restated in its entirety pursuant to the Pricing Schedule attached to this Second Amendment.

         4. Except to the extent its provisions are specifically amended, modified or superseded by this Second Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Second Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.

         5. Each Guarantor hereby consents to the execution of this Second Amendment and reaffirms its Guaranty of all of the obligations of the Borrower. Each such Guarantor further acknowledges and consents to any increase in the obligations owed by such Guarantor as the result of this Second Amendment. Borrower and Guarantor acknowledge and agree that this Second Amendment of the Credit Agreement shall not be considered a novation or a new contract. Borrower and Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Administrative Agent for the benefit of the Lenders. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Second Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents.

         6. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shaft be deemed to constitute one and the same instrument.

         7. THIS SECOND AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]



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

                                       BORROWER:

                                       NEWPARK RESOURCES, INC.


                                       By:
                                          --------------------------------------
                                          John R. Dardenne, Sr.
                                       Title: Treasurer



                                       GUARANTORS:

                                       EXCALIBAR MINERALS INC.,
                                       MALLARD & MALLARD OF LA., INC.,
                                       NEWPARK HOLDINGS, INC.,
                                       SUPREME CONTRACTORS, L.L.C.,
                                       NEWPARK DRILLING FLUIDS, LLC,
                                       NEWPARK ENVIRONMENTAL SERVICES, L.L.C.,
                                       NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY,
                                       L.L.C.,
                                       NEWPARK TEXAS, L.L.C.,
                                       EXCALIBAR MINERALS OF LA., L.L.C., and
                                       SOLOCO, L.L.C.


                                       By:
                                          --------------------------------------
                                          John R. Dardenne, Sr., Treasurer

                                       BATSON MILL, L.P.,
                                       NEWPARK ENVIRONMENTAL SERVICES OF TEXAS,
                                       L.P.,
                                       NEWPARK SHIPHOLDING TEXAS, L.P.,
                                       NID, L.P.,
                                       SOLOCO TEXAS, L.P.,
                                       NES PERMIAN BASIN, L.P. and
                                       NEWPARK ENVIRONMENTAL SERVICES
                                       MISSISSIPPI, L.P.


                                       By:  Newpark Holdings, Inc., the general
                                              partner of each


                                            By:
                                               ---------------------------------
                                               John R. Dardenne, Sr., Treasurer



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

                                       BANK ONE, NA,
                                            (Main Office, Chicago)
                                            Individually as a Lender and as
                                            Administrative Agent and as LC
                                            Issuer


                                            By:
                                               ---------------------------------
                                               Title: Director, Capital Markets



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

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------



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

                                       ROYAL BANK OF CANADA


                                         By:
                                            ------------------------------------
                                         Title: Manager



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

                                       HIBERNIA NATIONAL BANK


                                         By:
                                            ------------------------------------
                                         Title: Vice President

                                       COMERICA BANK


                                         By:
                                            ------------------------------------
                                         Title: Assistant Vice President



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

                                       WHITNEY NATIONAL BANK


                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------



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